AMENDMENT #7 TO RECEIVABLES PURCHASE AGREEMENT
     THIS AMENDMENT #7 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 25, 2007 (this “Amendment”), is by and among PFG Receivables Corporation, a Florida corporation (“Seller”), Performance Food Group Company, a Tennessee corporation, as initial Servicer (together with Seller, the “Seller Parties”), Falcon Asset Securitization Company LLC (assignee of Jupiter Securitization Company LLC) (“Conduit”) and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), individually (together with Conduit, the “Purchasers”) and as agent for the Purchasers (in such capacity, the “Agent”), and pertains to the Receivables Purchase Agreement, dated as of July 3, 2001 (as heretofore amended, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.
W I T N E S S E T H:
     WHEREAS, Jupiter Securitization Company LLC has assigned its rights under the Existing Agreement to Falcon Asset Securitization Company LLC; and
     WHEREAS, the parties desire to amend the Existing Agreement as hereinafter set forth.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Amendments.
     (a) Each of the following definitions in the Existing Agreement is hereby amended and restated in its entirety to read, respectively, as follows:
     “Concentration Limit” means, at any time, for any Obligor, 2.5% of the aggregate Outstanding Balance of all Eligible Receivables, or such other amount (a “Special Concentration Limit”) for such Obligor designated by the Agent; provided that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit. As of June 25, 2007, the Special Concentration Limit for Outback Steakhouse and its Affiliates is cancelled.
     “Liquidity Termination Date” means June 23, 2008.
     (b) All references in the Existing Agreement to “Jupiter Securitization Company LLC” are hereby replaced with “Falcon Asset Securitization Company LLC.”
     2. Representations and Warranties of the Seller Parties. In order to induce the Agent and the Purchasers to enter into this Amendment, each Seller Party hereby represents and warrants to the Agent and the Purchasers (i) that as of the date hereof, each of such Seller Party’s representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as of the date hereof, and (ii) that, as to itself, each of the following representations and warranties is true and correct as of the date hereof:
     (a) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Existing Agreement as amended hereby, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Amendment has been duly executed and delivered by such Seller Party.
     (b) No Conflict. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Existing Agreement as amended hereby do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.
     (c) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Existing Agreement as amended hereby.
     (d) Binding Effect. This Amendment and the Existing Agreement as amended hereby constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
     3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon delivery to the Agent of (a) counterparts hereof duly executed by each of the parties hereto, and (b) counterparts of the amendment fee letter of even date herewith by and between Seller and Conduit, duly executed by the parties thereto, and payment in immediately available funds of the amendment fee described therein.

     4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
     5. CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.
     6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIPS ESTABLISHED THEREUNDER.
     7. Ratification. Except as expressly amended hereby, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.
     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date hereof.

PFG RECEIVABLES CORPORATION
By: /s/ Jeffery W. Fender
Name:	Jeffery W. Fender
Title:	Vice President

PERFORMANCE FOOD GROUP COMPANY
By: /s/ Joseph J. Traficanti
Name:	Joseph J. Traficanti
Title:	VP, General Counsel

FALCON ASSET SECURITIZATION COMPANY LLC
By: JPMorgan Chase Bank, N.A., its attorney in fact

By: /s/ David Whiting
Name:	David Whiting
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent

By: /s/ David Whiting
Name:	David Whiting
Title:	Vice President